HIGHMARK FUNDS

                         Supplement dated April 7, 2004
         to Statement of Additional Information dated November 30, 2003


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE KEEP THIS SUPPLEMENT AND READ IT IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

Effective February 25, 2004, the HighMark Funds discontinued the 1.00% front-end sales charge applicable to newly purchased Class C Shares of the Balanced Fund, Core Equity Fund, Large Cap Growth Fund (formerly the Growth Fund), Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund and Value Momentum Fund. As a result of the discontinuance of the front-end sales charge, the following changes have been made to the Statement of Additional Information:


         Under the heading "SALES CHARGES", subheading "FRONT END SALES CHARGES" the chart on page B-50 relating to the Front End Sales Charge applicable to Class C Shares of the Equity Funds is hereby deleted in its entirety.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.









HMK-SU-022-0100